UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
____________________
FORM 8-K
_________________________________________
Current report pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 22, 2025
_______________________
(Exact name of registrant as specified in its charter)
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California	0-10661	94-2792841
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

63 Constitution Drive	Chico,	California	95973
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (530) 898-0300
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TCBK	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 22, 2025, TriCo Bancshares (the “Company”) held its 2025 annual meeting of shareholders. As of the record date for the annual meeting, there were 32,892,488 shares of common stock outstanding entitled to vote on all proposals presented at the annual meeting. 27,813,335 shares of common stock, or 84.56% of the total outstanding, were present at the meeting in person or by proxy. At the annual meeting, the Company’s shareholders (i) elected all 11 nominees to the Company’s Board of Directors, (ii) approved the compensation of the Company’s executive officers on an advisory (nonbinding) basis, and (iii) ratified the selection of Moss Adams LLP as the Company’s principal independent auditor for 2025. The following are the voting results of each matter submitted to the Company’s shareholders at the annual meeting.

1.Election of the following 11 nominees to the Company’s Board of Directors:

Nominee	For	Withheld	Abstained/Broker Non-Votes
Kirsten E. Garen	24,363,477	129,150	3,320,708
Cory W. Giese	24,185,806	306,821	3,320,708
John S. A. Hasbrook	23,746,754	745,873	3,320,708
Margaret L. Kane	24,365,354	127,273	3,320,708
Michael W. Koehnen	24,346,044	146,583	3,320,708
Anthony L. Leggio	24,367,274	125,353	3,320,708
Martin A. Mariani	24,179,578	313,049	3,320,708
Thomas C. McGraw	24,382,888	109,739	3,320,708
Jon Y. Nakamura	24,378,318	114,309	3,320,708
Richard P. Smith	24,308,399	184,228	3,320,708
Kimberley H. Vogel	24,365,913	126,714	3,320,708

2. Advisory (nonbinding) resolution to approve the compensation of the Company’s executives:

Votes
For	24,410,766
Against	849,050
Abstain	232,810
Broker Non-Votes	3,320,708

3. Ratification of Moss Adams LLP as the Company’s independent public accountants for the 2025 fiscal year:

Votes
For	27,633,761
Against	114,474
Abstain	65,099
Broker Non-Votes	—

Item 8.01 Other Events

Election of Chairman of the Board

Following the 2025 Annual Meeting, the Board of Directors of the Company (“Board”) unanimously elected Richard P. Smith, President and Chief Executive Officer of the Company as Chairman of the Board. The Board also unanimously elected Cory W. Giese as Lead Independent Director of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. None

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRICO BANCSHARES

Date: May 27, 2025	/s/ Peter G. Wiese
Peter G. Wiese, Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)